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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2003


                           SOUTHERN ENERGY HOMES, INC.
             (Exact name of registrant as specified in its Charter)




       Delaware                     0-21204                    63-1083246
(State of Incorporation)    (Commission File Number)    (IRS Employer I.D. No.)




                        144 Corporate Way, P. O. Box 390
                             Addison, Alabama 35540
                    (Address of principal executive offices)


                                 (256) 747-8589
                         (Registrant's telephone number)



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ITEM 7.    Financial Statements and Exhibits.

           (c) Exhibits

           99.1 Press Release dated July 25, 2003, relating to the Company's financial results for the quarter ended July 4, 2003.



ITEM 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished pursuant to Item 12).

         On July 25, 2003, Southern Energy Homes, Inc. issued a press release announcing its financial results for the quarter ended July 4, 2003. The press release is furnished herewith as Exhibit 99.1.

         The information, including the exhibit, contained in this Current
Report is intended to be furnished under Item 12, "Results of Operations and Financial Condition" and is being furnished under Item 9, "Regulation FD
Disclosure" pursuant to interim guidance issued by the Securities and Exchange
Commission in Release Nos. 33-8216 and 34-47583. As such, the information provided hereunder shall not be deemed to be filed for the purposes of Section
18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 25, 2003                        By:   /s/ KEITH O. HOLDBROOKS
                                                  ------------------------------
                                                      Keith O. Holdbrooks
                                                      Chief Executive Officer


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                                  EXHIBIT INDEX


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

Exhibit           Description
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
99.1              Press release dated July 25, 2003